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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "EXPERTS" and to the use of our report dated March 2, 2001, in the Registration Statement (Form S-1) and related Prospectus of Old Dominion Electric Cooperative dated August 21, 2001.

                                          /S/ ERNST & YOUNG LLP

Richmond, Virginia
August 17, 2001